UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2018 (July 31, 2018)
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Liberty Street, 14th Floor, New York, New York 10281
(Address of principal executive offices, including zip code)

646-992-2400
(Registrant’s telephone number, including area code)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Mr. Michael Ragusa as Chief Accounting Officer

On July 31, 2018, TerraForm Power, Inc. (the “Company”) appointed Mr. Michael Ragusa as Chief Accounting Officer of the Company, effective August 1, 2018.

Mr. Ragusa, 42, joined the Company in February 2018 as Vice President, Controller, before assuming his current position.  Prior to joining the Company, Mr. Ragusa served in various financial leadership roles at Kate Spade & Company, a New York-based fashion retail company, since 2009, most recently serving as Vice President, Accounting and Reporting.  In this role, he was responsible for the controllership, external reporting, financial systems, lease accounting and administration, sales audit and technical accounting functions.  He was also a member of the Board of Directors of the Kate Spade & Company Foundation from 2016 until 2018.  Mr. Ragusa is a Certified Public Accountant and a Chartered Global Management Accountant.

Appointment of Mr. William Fyfe as General Counsel and Secretary

Also on July 31, 2018, Ms. Andrea Rocheleau resigned as General Counsel and Secretary of the Company and was succeeded by Mr. William Fyfe, in each case effective August 1, 2018.

Mr. Fyfe is a Vice President of Brookfield Asset Management Inc. (“Brookfield”) and currently serves as the General Counsel of the Company.  In that capacity, he has overall responsibility for the legal function of the Company, which includes overseeing all corporate governance, public company, and transaction execution matters.  Mr. Fyfe has held a number of positions in Brookfield’s renewable power business.  Prior to joining Brookfield in 2014, Mr. Fyfe worked at leading law firms in New York, London and Toronto, where he focused on the renewable energy sector.  Mr. Fyfe holds an LL.B and B.C.L. from McGill University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: August 6, 2018	By:	/s/ William Fyfe
	Name:	William Fyfe
	Title:	General Counsel and Secretary